Exhibit 10.1(c)

Supplementary Agreement (III) to
Capital Increase Agreement of Yipeng Energy Technology Co. Ltd.

Party A (Current Investor):  Huizhou Highpower Technology Co. Ltd.

Address:  Xinhu Industrial Development Area, Ma’an Town, Huicheng District, Huizhou City, Guangdong Province

Legal Representative:  Pan Dangyu

Party B (Founding Team):  (the members are hereinafter referred to collectively as “Party B”)

Name:  Shenzhen Jinpenglong Traffic Technology Co. Ltd.

Address:  East 6H18, 6/F, Shenhua Technology Industrial Park, Meihua Road, Futian District, Shenzhen

Legal Representative:  He Ping

Organization Code Certificate No.:  69712844-1

Name: He Ping

Address:  No. 25, 2nd Door, Bldg. 15, No. A8, Xinwai Street, Xicheng District, Beijing

Name:  Shu Jianqin

Address:  Fangjiaju Street, Fangjiaju Villiage, Yingshan County, Hubei Province

Party C (Investors):  (the members are hereinafter referred to collectively as “Party C”)

Name:  Beijing Defengjie Fuhua Venture Investment Fund Management Center (limited partnership)

Address:  Room 37, 1/F, Bldg. 23, No. 72, Qinghe Third Street, Haidian District, Beijing

Unified Social Credit Code:  91110108318078553P

Name:  Qu Jingdong

Address:  No. 701, 1st Door, Bldg. 18, Shangdi Digital Park, An’ning Zhuang, Haidian District, Beijing

Name:  Yang Lishan

Address:  Zhongguancun South Street, Haidian District, Beijing

Party D:  Huizhou Yipeng Energy Technology (“Party D” or “the Target Company”)

Address:  (Workshop Building B1) No. 1, Qunliao Road, Ma’an Town, Huicheng District, Huizhou

Legal Representative:  He Ping

Party A, Party B, Party C and Party D are hereinafter referred to collectively as “the Parties” and individually as “one Party”.

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Whereas:

The Parties made and entered into the “Capital Increase Agreement of Yipeng Energy Technology Co. Ltd.” (hereinafter referred to as the Capital Increase Agreement) on June 30, under which Party A shall increase capital investment to Party D, and Party B and Party C are Party D’s shareholders.

IN WITNESS WHEREOF, the Parties agree as follows:

Article 1:  With the unanimous agreement of all parties, the closing date of first phase investment (power battery equipment with around 45 Million RMB value, which will subject to actual amount, and 15 Million RMB in cash) will be changed from August 5th to August 10th.

Article 2:  In case of any discrepancy between a document and/or an agreement signed by the Parties and this Agreement prior to signature of this Agreement, this Agreement shall prevail. The Parties have the obligation to amend the document and/or agreement signed to ensure consistency with this Agreement. In case of matters concerned in an agreement signed by the Parties and provided herein, this Agreement shall prevail. All clauses in conflict with the stipulations of this Agreement shall be invalid.

Article 3:  All aspects of this Agreement shall be governed by laws of the People’s Republic of China.

Article 4:  A dispute arising from the execution of this Agreement may be submitted by one Party to Huizhou Arbitration Committee for arbitration according to the current effective arbitration rules of the Committee. Arbitration shall be made in Chinese in Huizhou. The arbitral award shall be final and binding upon the Parties.

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Party A:  Huizhou Highpower Technology Co. Ltd. (Seal)

Legal Representative/Authorized Representative:  (Signature):  /s/ Pan Dangyu

Party B:  (the following members are hereinafter referred to collectively as “Party B”)

Name:  Shenzhen Jinpenglong Traffic Technology Co. Ltd. (Seal)

Legal Representative/Authorized Representative: (Signature):  /s/ He Ping

Name:  He Ping       Signature:  /s/ He Ping

Name:  Shu Jianqin    Signature:  /s/ Shu Jianqin

Party C:  (the following members are hereinafter referred to collectively as “Party C”)

Name:  Beijing Defengjie Fuhua Venture Investment Fund Management Center (limited partnership) (Seal)

Legal Representative/Authorized Representative:  (Signature):  /s/ Qu Jingdong

Name:  Qu Jingdong    Signature:  /s/ Qu Jingdong

Name:  Yang Lishan    Signature:  /s/ Yang Lishan

Party D:  Huizhou Yipeng Energy Technology Co. Ltd. (Seal)

Legal Representative/Authorized Representative:  (Signature):  /s/ He Ping

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